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                                                                EXHIBIT 10.2


                                SECOND AMENDMENT

                                       TO

                         REGISTRATION RIGHTS AGREEMENT

         This Second Amendment (the "Second Amendment") to Registration Rights Agreement is entered into as of March 20, 1996 among Capstone Pharmacy Services, Inc., f/k/a Choice Drug Systems, Inc. (the "Company"), the new investors listed on the signature page hereto (the "Additional Investors") and the Initial Investors and Secondary Investors, to amend that certain Registration Rights Agreement dated May 22, 1995 by and among the Company and the Initial Investors (the "Original Agreement"), as previously amended by that certain Amendment to Registration Rights Agreement (the "First Amendment") dated August 29, 1995 by and among the Company, the Initial Investors and Secondary Investors as, (the Original Agreement, as amended by the First Amendment is hereby referred to as the "Registration Rights Agreement").
Terms used but not defined herein shall have the meaning set forth in the Registration Rights Agreement.

         WHEREAS, the Company the Initial Investors, and the Secondary Investors have entered into the above-referenced Registration Rights Agreement; and

         WHEREAS, the Registration Rights Agreement currently provides that under certain circumstances the Company may grant registration rights that are pari passu to the rights originally granted in the Registration Rights Agreement with respect to up to 300,000 shares of common stock; and

         WHEREAS, in connection with an acquisition, the Company desires to offer to the Additional Investors demand and piggyback registration rights with respect to an aggregate of 1,007,692 shares of common stock comparable to those provided to the Initial Investors and Secondary Investors pursuant to the Registration Rights Agreement; and

         WHEREAS, Initial Investors and Secondary Investors holding at least two-thirds of the securities which are subject to the Registration Rights Agreement are being asked to consent to this Amendment.

         NOW, THEREFORE, to induce the Additional Investors to participate in the acquisition transaction and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Registration Rights Agreement as follows:

         1. The first sentence of the Registration Rights Agreement shall be deleted in its entirety and substituted with the following:






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                 This REGISTRATION RIGHTS AGREEMENT is made as of May
                 22, 1995 among Choice Drug Systems, Inc. (the "Company"), Counsel Corporation and the other investors (collectively, the "Initial Investors"), who participated in the Company's offering of units consisting of common stock and Warrants which closed on May 22, 1995 (the "Unit Offering"), the investors (collectively, the "Secondary Investors") who participated in the Company's offering of common stock which closed on August 29, 1995 (the "Common Offering") and the selling shareholders (the "Additional Investors") who participated in the acquisition by the Company of Geri-Care Systems, Inc. and Scripts & Things, Inc. pursuant to that certain Agreement and Plan of Merger effective as of September 30, 1995 (the "Merger").

         2. The second recital of the Registration Rights Agreement is hereby deleted in its entirety and substituted with the following:

                 WHEREAS, in connection with the Unit Offering, the Common Offering and the Merger, the Company desires to offer to Counsel, the Initial Investors, the Secondary Investors and the Additional Investors comparable (but not identical) registration rights similar to those set forth in the 1994 Agreement; and

         3. The fifth paragraph of the Registration Rights Agreement is hereby deleted in its entirety and substituted with the following:

                 NOW, THEREFORE, to induce Counsel to terminate the 1994 Agreement, to induce the Initial Investors to participate in the Unit Offering, to induce the Secondary Investors to participate in the Common Offering and to induce the Additional Investors to participate in the Merger, the Company has agreed to provide the various registration rights set forth in this Agreement and the Holders have agreed to accept the same, all subject to the terms and conditions set forth herein.

         4. Paragraph 1(a) of the Registration Rights Agreement which contains the definition of the term "Registrable Securities" shall be deleted in its entirety and substituted with the following:

                 (a) The term "Registrable Securities" means (i) the Shares of the Company's common stock issued to, and issued upon exercise of the Warrants held by, Counsel pursuant to the 1994 Stock Purchase Agreement or by persons to whom Counsel has transferred any of said shares in a transaction not






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                 involving any public offering, (ii) the Stock and shares of the Company's common stock issued upon exercise of the Warrants held by the Initial Investors pursuant to the Unit Offering or by persons to whom the Initial Investors have transferred any of said stock in a transaction not involving any public offering, (iii) the stock held by the Secondary Investors pursuant to the Common Offering or by persons to whom the Secondary Investors have transferred any of said stock in a transaction not involving any public offering, (iv) the Shares of the Company's common stock issued to the Additional Investors in connection with the Merger such shares to be evidenced by certificates containing the legend set forth in Section 10(k) hereof, and (v) any securities issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii) or (iv) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         5. Paragraph 1(b) of the Registration Rights Agreement which contains the definition the term "Holders" shall be deleted in its entirety and substituted with the following:

                 (b) The term "Holders" means Counsel, the Initial Investors, the Secondary Investors, the Additional Investors and any of their respective permitted successors and assigns. The term "Initial Holders" means Counsel, the Initial Investors, any of their respective permitted successors and assigns; the term "Secondary Holders" means the Secondary Investors and any of their respective permitted successors and assigns; and the term "Additional Holders" means the Additional Investors and any of their respective permitted successors and assigns.

         6. Paragraph 1(c) of the Registration Rights Agreement which contains the definition of the term "Investors" shall be deleted in its entirety and substituted with the following:

                 (c) The term "Investors" means the Initial Investors (including Counsel), the Secondary Investors and the Additional Investors.

         7. Paragraph 2(c) of the Registration Rights Agreement will be amended by deleting that portion of the paragraph beginning with clause (ii) and substituting in its stead the following:






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                 (ii) second, the Registrable Securities requested to be
                 included in such registration, pro rata among the Initial Holders of such Registrable Securities on the basis of the number of shares requested to be included by such Initial Holders, (iii) third, the Registrable Securities requested to be included in such registration, pro rata among the Secondary Holders of such Registrable Securities on the basis of the number of shares requested to be included by such Secondary Holders, (iv) fourth, the Registrable Securities requested to be included in such registration, pro rata among the Additional Holders of such Registrable Securities on the basis of the number of shares requested to be included by such Additional Holders, and (v) fifth other securities requested to be included in such registration.

         8. Paragraph 2(d) of the Registration Rights Agreement will be amended by deleting that portion of the paragraph beginning with clause (i) and substituting in its stead the following:

                 (i) first, the Registrable Securities requested to be included in such registration, pro rata among the Initial Holders of such securities on the basis of the number of securities requested to be included by such Initial Holders, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Secondary Holders of such securities on the basis of the number of securities requested to be included by such Secondary Holders, (iii) third, the Registrable Securities requested to be included in such registration, pro rata among the Additional Holders of such securities on the basis of the number of securities requested to be included by such Additional Holders, (iv) fourth, other securities requested to be included in such registration, and
                 (v) fifth, the securities the Company proposes to sell.

         9. Paragraph 3(e) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following:

                 (e) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities on terms that are superior or pari passu to the rights granted herein, without the written consent of the Holders of at least two-thirds of the Registrable Securities.






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         10.     Except as specifically amended by this Amendment, the
Registration Rights Agreement and its provisions shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         11. This Amendment shall be effective upon its execution by Initial Investors and Secondary Investors holding at least two-thirds of the securities that were subject to the Registration Rights Agreement as of August 29, 1995.

         IN WITNESS WHEREOF, the Company and the Investors have caused this Amendment to be entered into and effected as of March 15, 1996.

                                   CAPSTONE PHARMACY SERVICES, INC.

                                   By:
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                                   Title:
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                                   ADDITIONAL INVESTORS



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                                   Signature

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                                   Name (Type or Print)
                                   Address:
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                                   Social Security or FEIN Number:
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                                   Signature

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                                   Name (Type or Print)
                                   Address:
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                                   Social Security or FEIN Number:
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                                   INITIAL AND SECONDARY INVESTORS


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                                   Social Security or FEIN Number:
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                                   Address:
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                                   Social Security or FEIN Number:
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                                   Social Security or FEIN Number:
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